UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   January 6, 2011 (January 4, 2011)

GAMESTOP CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                 1-32637                                                              20-2733559

                  (Commission File Number)                              (IRS Employer Identification No.)

      625 Westport Parkway, Grapevine, Texas                                                          76051

       (Address of Principal Executive Offices)                                                       (Zip Code)

(817) 424-2000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On January 4, 2011, GameStop Corp. (the “Company”) entered into an Amended and Restated Credit Agreement by and among the Company, certain subsidiaries of the Company (the “Borrowers”), Bank of America, N.A. and the other lending institutions listed therein (the “Lenders”), Bank of America, N.A. as Issuing Bank, Bank of America, N.A., as Administrative Agent and Collateral Agent, Wells Fargo Capital Finance, LLC, as Syndication Agent, and U.S. Bank National Association and Regions Bank, as Co-Documentation Agents (the “Agreement”).

The Agreement amends and restates, in its entirety, the Company’s prior Credit Agreement entered into on October 11, 2005, as thereafter amended from time to time, and provides for a five-year, $400 million asset-based revolver maturing on January 4, 2016.  The Company has the ability to increase the facility by $150 million under certain circumstances.

The Agreement places certain restrictions on the Company and its subsidiaries, including limitations on asset sales, additional liens, investments, loans, guarantees, acquisitions and the incurrence of additional indebtedness.  The per annum interest rate under the Agreement is variable and is calculated by applying a margin (1) for prime rate loans of 1.25% to 1.50% above the highest of (a) the prime rate of the administrative agent, (b) the federal funds effective rate plus 0.50% and (c) the LIBO rate for a 30-day interest period as determined on such day plus 1.00%, and (2) for LIBO rate loans of 2.25% to 2.50% above the LIBO rate. The applicable margin is determined quarterly as a function of the Company’s average daily excess availability under the facility and is set at 1.25% for prime rate loans and 2.25% for LIBO rate loans until the first day of the fiscal quarter of the borrowers commencing on May 1, 2011.  In addition, the Company is required to pay a commitment fee of 0.375% or 0.50%, depending on facility usage, for any unused portion of the total commitment under the Agreement.

Certain direct and indirect subsidiaries of the Company guaranteed certain obligations of the Company and the Borrowers (the “Guaranty”).

The Agreement is also secured by substantially all of the Company’s and certain of its subsidiaries’ assets, including (i) inventory, (ii) accounts receivable (including credit card receivables), (iii) general intangibles (including trade names, trademarks and other intellectual property), (iv) furniture, fixtures and equipment, (v) bank and investment accounts, (vi) investment property (including a pledge of subsidiary stock), (vii) owned real estate, (viii) claims and causes of action relating to the foregoing accounts receivable, certain intellectual property and the capital stock and other equity interests of certain of the Company’s direct and indirect subsidiaries, pursuant to (a)  the Amended and Restated Security Agreement, dated  as of January 4, 2011 (the “Security Agreement”), (b) the  Amended and Restated Patent and Trademark Security Agreement, dated as of  January 4, 2011 (the “Patent Agreement”), (c) the Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop of Texas, L.P. and Bank of America, N.A., as Collateral Agent (the “GameStop Mortgage Agreement”) and (d) the Mortgage, Security Agreement, and Assignment and Deeds of Trust between Electronics Boutique of America, Inc. and Bank of America, N.A., as Collateral Agent (the “EB Mortgage Agreement”).  In addition, the Company and certain of its subsidiaries have entered into the Amended and Restated Pledge Agreement, dated as of January 4, 2011, pledging certain interests in certain subsidiaries (the “Pledge Agreement”).

The Agreement provides for customary events of default with corresponding grace periods, including failure to pay any principal or interest when due, failure to comply with covenants, any material representation or warranty made by  the Company or the Borrowers proving to be false in any material respect, certain bankruptcy, insolvency or receivership events affecting the Company or its subsidiaries, defaults relating to certain other indebtedness, imposition of certain judgments and mergers or the liquidation of the Company or certain of its subsidiaries.  In the event of a default by the Company or any of the Borrowers, the Administrative Agent may, and at the request of the requisite number of Lenders shall, take either or both of the following actions, (a) declare all obligations under the Agreement immediately due and payable, and terminate the Lenders’ commitments to make loans under the Agreement, and/or (b) enforce any and all rights of the Lenders or Administrative Agent under the Agreement and related documents. For certain events of default related to bankruptcy, insolvency and receivership, the commitments of Lenders will be automatically terminated and all outstanding obligations of the Company will become immediately due and payable.

The foregoing description of each of the Agreement, the Guaranty, the Security Agreement, the Patent Agreement, the GameStop Mortgage Agreement, the EB Mortgage Agreement and the Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each agreement, which are filed, respectively, as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7 hereto, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

(a)        The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

 (d)  Exhibits.

Exhibit No.	Description of Exhibit

10.1

Amended and Restated Credit Agreement, dated as of January 4, 2011, by and among GameStop Corp., certain subsidiaries of GameStop Corp., Bank of America, N.A. and the other lending institutions listed therein, Bank of America, N.A. as Issuing Bank, Bank of America, N.A., as Administrative Agent and Collateral Agent, Wells Fargo Capital Finance, LLC, as Syndication Agent, and U.S. Bank National Association and Regions Bank, as Co-Documentation Agents.

10.2

Guaranty, dated as of October 11, 2005, by GameStop Corp. and certain subsidiaries of GameStop Corp. in favor of the agents and lenders (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 2005).

10.3	Amended and Restated Security Agreement, dated as of January 4, 2011.

10.4	Amended and Restated Patent and Trademark Security Agreement, dated as of January 4, 2011.

10.5

Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop of Texas, L.P. and Bank of America, N.A., as Collateral Agent (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 12, 2005).

10.6

Mortgage, Security Agreement, and Assignment and Deeds of Trust between Electronics Boutique of America, Inc. and Bank of America, N.A., as Collateral Agent (incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 12, 2005).

10.7	Amended and Restated Pledge Agreement, dated as of January 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.

Date: January 6, 2011	By:	/s/ Robert A. Lloyd
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Amended and Restated Credit Agreement, dated as of January 4, 2011, by and among GameStop Corp., certain subsidiaries of GameStop Corp., Bank of America, N.A. and the other lending institutions listed therein, Bank of America, N.A. as Issuing Bank, Bank of America, N.A., as Administrative Agent and Collateral Agent, Wells Fargo Capital Finance, LLC, as Syndication Agent, and U.S. Bank National Association and Regions Bank, as Co-Documentation Agents.

10.2

Guaranty, dated as of October 11, 2005, by GameStop Corp. and certain subsidiaries of GameStop Corp. in favor of the agents and lenders (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 2005).

10.3	Amended and Restated Security Agreement, dated as of January 4, 2011.

10.4	Amended and Restated Patent and Trademark Security Agreement, dated as of January 4, 2011.

10.5

Mortgage, Security Agreement, and Assignment and Deeds of Trust between GameStop of Texas, L.P. and Bank of America, N.A., as Collateral Agent (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 12, 2005).

10.6

Mortgage, Security Agreement, and Assignment and Deeds of Trust between Electronics Boutique of America, Inc. and Bank of America, N.A., as Collateral Agent (incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 12, 2005).

10.7	Amended and Restated Pledge Agreement, dated as of January 4, 2011.